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Exhibit 10.12

WAIVER AND AMENDMENT AGREEMENT
(Amendment No. 5)

        This WAIVER AND AMENDMENT AGREEMENT, dated as of September 25, 2002 (this "Agreement"), is made and entered into by Société Générale, as Administrative Agent, Citibank N.A., as Depositary Agent, each of the undersigned Banks and Lender Group Agents (acting in its capacity as a Bank, Related Bank and Lender Group Agent), and GenHoldings I, LLC ("Borrower").

        Reference is made to the Amended and Restated Credit Agreement, dated as of March 15, 2002 (the "Credit Agreement"), among Borrower, Société Générale, as Administrative Agent and a Lead Arranger, Citibank, N.A., as Syndication Agent and a Lead Arranger, the other agents and arrangers listed on the signature pages thereto, JPMorgan Chase Bank, as issuer of the Letters of Credit, the financial institutions from time to time party thereto as lenders, and the other persons party thereto from time to time. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

RECITALS

        WHEREAS, an Inchoate NEG Downgrade Event has occurred and is continuing and therefore, pursuant to the proviso to Section 3.15.1(a)(i) of the Credit Agreement, on any date on which Project Costs are due and payable, Borrower is required to make, or cause to be made, Cash Equity Contributions in an amount that, after giving effect to any Alternatively Sourced Equity Contributions then available to pay such Project Costs, is sufficient to pay such Project Costs in an aggregate amount up to the then current Available Equity Commitment; and

        WHEREAS, the parties hereto wish to clarify that Cash Equity Contributions made pursuant to the proviso to Section 3.15.1(a)(i) to the Credit Agreement are not intended to be treated as Alternatively Sourced Equity Contributions by amending the definition of Alternatively Sourced Equity Contributions; and

        WHEREAS, the parties hereto wish to clarify that Borrower will be responsible for the reasonable fees, expenses and disbursements of (a) Luskin, Stern & Eisler LLP which shall serve as special counsel to Administrative Agent and (b) a financial consultant to Administrative Agent, in each case in connection with certain ongoing issues related to the Credit Documents, by amending Section 11.4.1 of the Credit Agreement; and

        WHEREAS, the parties hereto wish to clarify the process pursuant to which disbursements are made from the Construction Account to pay Project Costs under circumstances in which no Borrowing is requested and therefore the parties would like to make clarifying changes to the form of Construction Requisition in order to address such circumstances (including circumstances in which Borrower is making Cash Equity Contributions pursuant to the proviso contained in Section 3.15.1(a)(i) of the Credit Agreement); and

        WHEREAS, to facilitate the making of Equity Contributions by Borrower (specifically Equity Contributions in the form of payments made directly by or on behalf of Borrower for the payment of Project Costs), the parties hereto wish to permit certain Alternatively Sourced Equity Contributions to be credited against the Total Equity Commitment whether or not such amounts have been disbursed from the Construction Account in accordance with Section 4.1.2 of the Depositary Agreement (as required by Section 3.7.5 of the Credit Agreement) so long as the other conditions in Section 3.7 of the Credit Agreement have been met and therefore the parties wish to amend the Credit Agreement to eliminate the requirement that all Alternatively Sourced Equity Contributions must be disbursed in accordance with Section 4.1.2 of the Depositary Agreement; and

        WHEREAS, due to its failure to provide credit support as required under Section 3.4 of each of the PGET Purchase/Sale Agreements, PGET is in default under each of the PGET Purchase/Sale Agreements; and

        WHEREAS, because each PGET Purchase/Sale Agreement is a Major Project Document and because certain Banks believe (although Borrower does not acknowledge) that each default by PGET described above would reasonably be expected to have a Project Material Adverse Effect on the relevant Project, such Banks believe (although Borrower does not acknowledge) that a Project Inchoate Default under Section 6.1.7 of each Project Company Guaranty and a Project Fundamental Inchoate Default under Section 6.2.6 of each Project Company Guaranty has occurred and is continuing and that, if the default by PGET is not cured within the time specified therefore in each Project Company Guarantee, a Project Event of Default under Section 6.1.7 of each Project Company Guaranty and a Borrower Event of Default under Section 7.1.12 of the Credit Agreement will occur and be continuing (such Project Inchoate Defaults, Project Fundamental Inchoate Defaults, Project Events of Default, and Borrower Event of Default and any Borrower Inchoate Default resulting from the default by PGET described above, the "PGET Defaults"); and

        WHEREAS, Section 4.15.2 of the Millennium Project Company Guaranty requires that Completion of the Millennium Project be achieved on or before the EPC Date Certain which, for the Millennium Project, is August 20, 2002; and

        WHEREAS, because the Millennium Project has not achieved Completion on or before the EPC Date Certain, a Project Inchoate Default exists under Section 6.1.6(e) of the Millennium Project Company Guaranty (the "Millennium Completion Default"); and

        WHEREAS, the Construction Requisition required to be submitted by Borrower in order to request a disbursement of funds from the Construction Account requires Borrower to state, among other things, that no (a) Borrower Inchoate Default or Borrower Event of Default or (b) Project Inchoate Default or Project Event of Default with respect to the Subject Intermediate Holding Companies, Subject Project Company or Subject Project has occurred and is continuing; and

        WHEREAS, with respect to the PGET Defaults and the Millennium Completion Default, Borrower has requested (notwithstanding the fact that Borrower does not acknowledge the PGET Defaults) that, in order to permit disbursements from the Construction Account, the Majority Banks waive the requirements contained in the Construction Requisition, that (a) each Subject Project is reasonably expected to achieve Completion on or before the EPC Date Certain and (b) no (i) Borrower Inchoate Default or Borrower Event of Default or (ii) Project Inchoate Default or Project Event of Default with respect to the Subject Intermediate Holding Companies, Subject Project Company or Subject Project has occurred and is continuing; and

        WHEREAS, pursuant to Section 4.1.2 of the Depositary Agreement, Administrative Agent shall instruct Depositary Agent to make the withdrawals and disbursements requested in a Construction Requisition only so long as no Borrower Event of Default or Disbursement Project Event of Default has occurred and is continuing; and

        WHEREAS, with respect to the PGET Defaults and the Millennium Completion Default, Borrower has requested (notwithstanding the fact that Borrower does not acknowledge the PGET Defaults) that, to permit the making of withdrawals and disbursements requested in a Construction Requisition, the Majority Banks waive the requirement in Section 4.1.2 of the Depositary Agreement that no Borrower Event of Default or Disbursement Project Event of Default has occurred and is continuing; and

        WHEREAS, pursuant to Section 4.2.2 of the Depositary Agreement, Administrative Agent shall instruct Depositary Agent to make the disbursements from the Pre-Completion Revenue Account as specified in an applicable Disbursement Request only so long as (i) no Borrower Event of Default has occurred and is continuing at the time the disbursements are made and (ii) with respect to the disbursements described in clause First of such Section 4.2.2, no Disbursement Project Event of Default has occurred and is continuing; and

        WHEREAS, with respect to the PGET Defaults and the Millennium Completion Default, Borrower has requested (notwithstanding the fact that Borrower does not acknowledge the PGET Defaults) that, to permit the making of disbursements from the Pre-Completion Revenue Account pursuant to clauses First, Second and Third of Section 4.2.2 of the Depositary Agreement, the Majority Banks waive the requirement that no (i) no Borrower Event of Default has occurred and is continuing at the time the disbursements are made and (ii) with respect to the disbursements described in clause First of such Section 4.2.2, no Disbursement Project Event of Default has occurred and is continuing; and

        WHEREAS, pursuant to Sections 3.7.1 and 3.7.6 of the Credit Agreement, Alternatively Sourced Equity Contributions are not credited against the Total Equity Commitment unless, among other things, (a) no (i) Borrower Inchoate Default or Borrower Event of Default or (ii) Project Event of Default or Project Inchoate Default with respect to the Subject Intermediate Holding Companies, Subject Project Company or Subject Project shall have occurred and be continuing and (b) each Subject Project shall be reasonably expected to achieve Completion on or prior to the EPC Date Certain therefore; and

        WHEREAS, with respect to the PGET Defaults and the Millennium Completion Default, Borrower has requested (notwithstanding the fact that Borrower does not acknowledge the PGET defaults) that, to permit the crediting of Alternatively Sourced Equity Contributions made by or on behalf of Borrower from August 22, 2002 through and including the date which is three Banking Days after the date on which this Agreement becomes effective, the Majority Banks waive the following conditions precedent to the crediting of Alternatively Sourced Equity Contributions: (a) the condition precedent, pursuant to Section 3.7.1 of the Credit Agreement, that no (i) Borrower Inchoate Default or Borrower Event of Default or (ii) Project Event of Default or Project Inchoate Default with respect to the Subject Intermediate Holding Companies, Subject Project Company or Subject Project shall have occurred and be continuing and (b) the condition precedent, pursuant to Section 3.7.6 of the Credit Agreement, that each Subject Project shall be reasonably expected to achieve Completion on or prior to the EPC Date Certain therefore; and

        WHEREAS, the achievement of Completion by an Approved Project is a Credit Event and, pursuant to Section 3.12.2 of the Credit Agreement, it is a condition precedent to each Credit Event that no (a) Borrower Inchoate Default or Borrower Event of Default or (b) Project Inchoate Default or Project Event of Default with respect to the Subject Intermediate Holding Companies, Subject Project Company or Subject Project shall have occurred and be continuing; and

        WHEREAS, with respect to the PGET Defaults and the Millennium Completion Default, for the purpose of the achievement of Completion by the Millennium Project, Borrower has requested (notwithstanding the fact that Borrower does not acknowledge the PGET Defaults) that the Majority Banks waive the requirement that no (a) Borrower Inchoate Default or Borrower Event of Default or (b) Project Inchoate Default or Project Event of Default with respect to the Subject Intermediate Holding Companies, Subject Project Company or Subject Project shall have occurred and be continuing; and

        WHEREAS, pursuant to the second sentence of Section 5.15.1 of each Project Company Guaranty, each Project Company may enter into Permitted Change Orders (as defined in each applicable Project Company Guaranty) only so long as no Project Event of Default or Project Fundamental Inchoate Default has occurred and is continuing; and

        WHEREAS, with respect to the PGET Defaults and the Millennium Completion Default, Borrower has requested (notwithstanding the fact that Borrower does not acknowledge the PGET

Defaults) that, to permit each Project Company to enter into Permitted Change Orders, the Majority Banks waive the requirement that each Project Company may enter into Permitted Change Orders only so long as no Project Event of Default or Project Fundamental Inchoate Default has occurred and is continuing; and

        WHEREAS, the parties hereto have agreed to make the amendments described below and the Majority Banks are willing to provide the waivers requested by Borrower in accordance with and subject to the terms and conditions hereof.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, subject to the terms and provisions set forth herein, to the following:

        Section 1.    Amendments to Depositary Agreement, Definitions, Form of Construction Requisition and Credit Agreement.

          (a)  Section 4.1.2 of the Depositary Agreement is hereby amended by (1) adding the following words to the end of the second sentence: "or, if such Construction Requisition is provided under circumstances where there is no Borrowing requested pursuant to Section 2.1.1(b) of the Credit Agreement and such Construction Requisition pertains solely to the proceeds of Equity Contributions on deposit in the Construction Account which have not been made in connection with a Borrowing, Borrower shall deliver such Construction Requisition to both Administrative Agent and Depositary Agent at least three Banking Days prior to the requested disbursement of such funds (or such shorter time period as Administrative Agent may agree)" and (2) adding the following sentence between the current second and third sentences of such section: "Borrower may submit (A) no more than three Construction Requisitions in the aggregate per month and (B) no more than two Construction Requisitions with respect to any Project per month, in each case regardless of whether or not such Construction Requisitions are submitted in connection with any Borrowing(s) provided, however, that Borrower may submit additional Construction Requisition(s) so long as Administrative Agent agrees to permit such additional Construction Requisition(s) and such additional Construction Requisition(s) are not submitted in connection with any Borrowing(s)."

          (b)  The definition of "Alternatively Sourced Equity Contributions" in Exhibit A to the Credit Agreement is hereby replaced by the following:

            "Alternatively Sourced Equity Contributions" means Cash Equity Contributions other than (a) Cash Equity Contributions made pursuant to the proviso to Section 3.15.1(a)(i) of the Credit Agreement and (b) Cash Equity Contributions made on a Credit Event Date in connection with a Borrowing of Construction Loans in order to satisfy the conditions precedent set forth in Section 3.12.9 of this Agreement, but including Excess Cash Flow Contributions and Other Proceeds Contributions."

          (c)  Exhibit C-1 to the Credit Agreement (the Form of Construction Requisition) is hereby replaced in its entirety with Exhibit C-1 attached hereto.

          (d)  Section 3.7.5 of the Credit Agreement is hereby replaced in its entirety with the following:

            "3.7.5 Permitted Application.

            (a)  If such Alternatively Sourced Equity Contributions consist of Excess Cash Flow Contributions and/or Other Proceeds Contributions, such Alternatively Sourced Equity Contributions shall be, or shall have been, disbursed in accordance with Section 4.1.2 of the

    Depositary Agreement and used to pay Project Costs in accordance with the Borrower Budget and/or the Project Budget for the Subject Project.

            (b)  If such Alternatively Sourced Equity Contributions consist of Equity Contributions other than Excess Cash Flow Contributions and/or Other Proceeds Contributions, such Alternatively Sourced Equity Contributions shall have been used to pay Project Costs in accordance with the Borrower Budget and/or the Project Budget for the Subject Project and Administrative Agent shall have received evidence reasonably satisfactory to it that such Alternative Sourced Equity Contributions have been applied in such manner."

          (e)  Section 11.4.1 of the Credit Agreement is hereby replaced in its entirety with the following:

            "11.4.1 Borrower will pay to each of Administrative Agent, the Lead Arrangers and the Alternative Funding Arranger all of their reasonable costs and expenses in connection with the preparation, negotiation, closing and administering of this Agreement and the documents contemplated hereby and any participation or syndication of the Loans or this Agreement, including the reasonable fees, expenses and disbursements of Latham & Watkins, Chadbourne & Parke LLP, Luskin, Stern & Eisler LLP and other associated local attorneys retained by such Persons in connection with the preparation of such documents and any amendments hereof or thereof, or the preparation, negotiation, closing, administration, enforcement, participation or syndication of the Loans or this Agreement, the reasonable fees, expenses and disbursements of the Independent Consultants and any other engineering, financial, insurance and construction consultants to Administrative Agent, the Lead Arrangers and the Alternative Funding Arranger and incurred in connection with this Agreement or the Loans subsequent to the Closing Date, and the travel and out-of-pocket costs incurred by such Persons following the Closing Date, and Borrower further agrees to pay Administrative Agent, the Lead Arrangers and the Alternative Funding Arranger the out-of-pocket costs and travel costs incurred by such Persons in connection with syndication of the Loans or this Agreement; provided, however, Borrower shall not be required to pay advertising costs of any of the Banks or the Lender Groups (or the members thereof) or the fees of the Banks' or Lender Groups' attorneys or Administrative Agent's attorneys, other than Latham & Watkins (or one replacement counsel therefor if Latham & Watkins is unable or unwilling to act as counsel for the Banks and Lender Groups), Chadbourne & Parke LLP (or one replacement counsel therefor if Chadbourne & Parke LLP is unable or unwilling to act as counsel for the Banks and Lender Groups), Luskin, Stern & Eisler LLP (or one replacement counsel therefor if Luskin, Stern & Eisler LLP is unable or unwilling to act as counsel for Administrative Agent) and associated local counsel, or the fees and costs of any engineers or consultants other than the Independent Engineer, the other Independent Consultants engaged by Administrative Agent and a financial consultant (or any replacement therefor) engaged by Administrative Agent. Without limiting the foregoing, Borrower will reimburse Administrative Agent, the Arrangers, each Bank, the LC Bank, each Lender Group Agent and each Lender Group Member for all costs and expenses, including reasonable attorneys' fees, expended or incurred by such Persons in enforcing this Agreement or the other Credit Documents in connection with a Borrower Event of Default or Borrower Inchoate Default, in actions for declaratory relief in any way related to this Agreement or in collecting any sum which becomes due such Persons on the Notes or under the Credit Documents."

        Section 2.    Waiver of Certain Provisions in the Construction Requisition.

          (a)  Solely with respect to the PGET Defaults and the Millennium Completion Default and only for a Construction Requisition not made in connection with a Borrowing, the Majority Banks hereby waive the requirement that Borrower certify in each Construction Requisition that no

  (i) Borrower Inchoate Default or Borrower Event of Default or (ii) Project Inchoate Default or Project Event of Default with respect to the Subject Intermediate Holding Companies, Subject Project Company or Subject Project has occurred and is continuing. Such requirement is not waived with respect to any other Project Inchoate Default, Project Event of Default, Borrower Inchoate Default or Borrower Event of Default now or hereafter arising. In addition, the PGET Defaults and the Millennium Completion Default are not waived under this Agreement for any other purpose whatsoever (including, without limitation, Section 7.2 of the Credit Agreement), except as expressly provided herein.

          (b)  Solely with respect to the Millennium Completion Default and only for a Construction Requisition not made in connection with a Borrowing, the Majority Banks hereby waive the requirement that Borrower certify in each Construction Requisition that each Subject Project is reasonably expected to achieve Completion on or before the EPC Date Certain. Such requirement is not waived with respect to any other Project Inchoate Default, Project Event of Default, Borrower Inchoate Default or Borrower Event of Default. In addition, the PGET Defaults and the Millennium Completion Default are not waived under this Agreement for any other purpose whatsoever (including, without limitation, Section 7.2 of the Credit Agreement), except as expressly provided herein.

          (c)  The Majority Banks and Borrower hereby agree that so long as any PGET Default and/or the Millennium Completion Default continues, Borrower shall, if applicable, (i) add the following phrase to the end of the sentence constituting item 3(l) of any Construction Requisition submitted by Borrower: "except to the extent that a Project Inchoate Default, Project Event of Default, Borrower Inchoate Default and/or Borrower Event of Default exists and has been waived by the Majority Banks in accordance with the terms of the Credit Agreement" and (ii) add the following phrase to the end of the sentence constituting item 3(i) of any Construction Requisition submitted by Borrower: "except to the extent that the Majority Banks have waived such certification with respect to the Millennium Project".

        Section 3.    Waivers and Agreement Related to Depositary Agreement.

          (a)  Solely with respect to the PGET Defaults and the Millennium Completion Default and only to permit the making of withdrawals and disbursements requested in a Construction Requisition not made in connection with a Borrowing, the Majority Banks waive the requirement in Section 4.1.2 of the Depositary Agreement that no Borrower Event of Default or Disbursement Project Event of Default has occurred and is continuing. Such requirement is not waived with respect to any other Borrower Event of Default or Disbursement Project Event of Default. In addition, the PGET Defaults and the Millennium Completion Default are not waived under this Agreement for any other purpose whatsoever (including, without limitation, Section 7.2 of the Credit Agreement), except as expressly provided herein.

          (b)  Solely with respect to the PGET Defaults and the Millennium Completion Default and only to permit the making of disbursements requested pursuant to a Disbursement Request not made in connection with a Borrowing and clauses First, Second and Third of Section 4.2.2 of the Depositary Agreement, the Majority Banks waive the requirement that (i) no Borrower Event of Default has occurred and is continuing at the time the disbursements are made and (ii) with respect to the disbursements described in clause First of such Section 4.2.2, no Disbursement Project Event of Default has occurred and is continuing at the time the disbursements are made. Such requirement is not waived with respect to any other Borrower Event of Default or Disbursement Project Event of Default. In addition, the PGET Defaults and the Millennium Completion Default are not waived under this Agreement for any other purpose whatsoever (including, without limitation, Section 7.2 of the Credit Agreement), except as expressly provided herein.

          (c)  Borrower shall, if applicable, add the following phrase to the end of clause (a) of any certification made in a Disbursement Request submitted in connection with disbursements from the Pre-Completion Revenue Account: "except to the extent that a Borrower Event of Default or Disbursement Project Event of Default exists and has been waived by the Majority Banks in accordance with the terms of the Credit Documents".

        Section 4.    Waiver to Allow Crediting of Certain Alternatively Sourced Equity Contributions.    Solely with respect to the PGET Defaults and the Millennium Completion Default and only with respect to the crediting of Alternatively Sourced Equity Contributions (other than Alternatively Sourced Equity Contributions which are Excess Cash Flow Contributions and/or Other Proceeds Contributions) made by or on behalf of Borrower from August 22, 2002 through and including the date which is three Banking Days after the date on which this Agreement becomes effective, the Majority Banks hereby waive the following conditions precedent to the crediting of Alternatively Sourced Equity Contributions against the Total Equity Commitment: (a) the condition precedent, pursuant to Section 3.7.1 of the Credit Agreement, that no (i) Borrower Inchoate Default or Borrower Event of Default or (ii) Project Event of Default or Project Inchoate Default with respect to the Subject Intermediate Holding Companies, Subject Project Company or Subject Project shall have occurred and be continuing and (b) the condition precedent, pursuant to Section 3.7.6 of the Credit Agreement, that each Subject Project shall be reasonably expected to achieve Completion on or prior to the EPC Date Certain therefore. Such conditions precedent are not waived with respect to any other Project Inchoate Default, Project Event of Default, Borrower Inchoate Default or Borrower Event of Default now or hereafter arising. In addition, the PGET Defaults and the Millennium Completion Default are not waived under this Agreement for any other purpose whatsoever (including, without limitation, Section 7.2 of the Credit Agreement), except as expressly provided herein.

        Section 5.    Waiver and Agreement Related to Millennium Completion.

          (a)  Solely with respect to the PGET Defaults and the Millennium Completion Default and solely for the purpose of the achievement of Completion by the Millennium Project as required by Section 4.15.2 of the Millennium Project Company Guaranty, the Majority Banks hereby waive the condition precedent to the achievement of Completion by an Approved Project set forth under Sections 3.8.1 and 3.12.2 that no (a) Borrower Inchoate Default or Borrower Event of Default or (b) Project Inchoate Default or Project Event of Default with respect to the Subject Intermediate Holding Companies, Subject Project Company or Subject Project shall have occurred and be continuing. Such condition precedent is not waived with respect to any other Project Inchoate Default, Project Event of Default, Borrower Inchoate Default or Borrower Event of Default now or hereafter arising. In addition, the PGET Defaults and the Millennium Completion Default are not waived under this Agreement for any other purpose whatsoever (including, without limitation, Section 7.2 of the Credit Agreement or any other provision of Article 3 of the Credit Agreement), except as expressly provided herein.

          (b)  Upon the achievement of Completion by the Millennium Project in accordance with this Agreement (before the termination of this Agreement), such Completion shall be deemed to have occurred on the EPC Date Certain therefor.

        Section 6.    Waiver to Allow Permitted Change Orders.    Solely with respect to the PGET Defaults and the Millennium Completion Default, the Majority Banks waive the requirement (pursuant to the second sentence of Section 5.15.1 of each Project Company Guaranty) that each Project Company may enter into Permitted Change Orders (as defined in each applicable Project Company Guaranty) only so long as no Project Event of Default or Project Fundamental Inchoate Default has occurred and is continuing. Such requirement is not waived with respect to any other Project Event of Default or Project Fundamental Inchoate Default now or hereafter arising. In addition, the PGET Defaults and the Millennium Completion Default are not waived under this Agreement for any other purpose whatsoever (including, without limitation, Section 7.2 of the Credit Agreement), except as expressly provided herein. This Section 6 shall apply retroactively to any Permitted Change Order(s) entered into between the first date on which any PGET Default existed and the date on which this Agreement becomes effective.

        Section 7.    Representation of Borrower.    As of the date hereof, Borrower hereby represents that (a) no Project Inchoate Defaults, Project Events of Default, Borrower Inchoate Defaults or Borrower Events of Default other than the PGET Defaults and the Millennium Completion Default have occurred and are continuing and (b) Borrower has all requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

        Section 8.    Waivers Limited Precisely as Written.    The waivers and agreement set forth herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of, any other term or condition in the Credit Agreement, any other Credit Document or any of the documents referred to herein or therein. Subject to Section 10(c) below, upon the termination of any section of this Agreement, Administrative Agent and the Banks and Lender Group Agents shall have the same rights, powers and remedies with respect to the PGET Defaults and the Millennium Completion Default and otherwise all as if such section had not become effective.

        Section 9.    Governing Law.    This Agreement shall be construed in accordance with and shall be governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligations Law).

        Section 10.    Effectiveness.    This Agreement shall be effective upon notification to Borrower by Administrative Agent that Banks and Lender Group Agents representing the Majority Banks, Administrative Agent, Depositary Agent and Borrower (on behalf of itself and, with respect to amendments to the Depositary Agreement, as agent for each Approved Project Company and each Approved Intermediate Holding Company) have approved this Agreement and that each Approved Project Company and NEG have acknowledged this Agreement. Administrative Agent may, in its sole discretion, withhold such notification.

        Section 11.    Termination.

          (a)  Sections 4, 5 and 6 of this Agreement shall terminate on October 21, 2002, unless terminated earlier in accordance with clause (b) of this Section 11.

          (b)  If any Project Event of Default, Borrower Inchoate Default (other than a Borrower Inchoate Default caused solely by a Project Inchoate Default) or Borrower Event of Default, in each case other than the PGET Defaults and the Millennium Completion Default, has occurred, Administrative Agent may terminate Sections 4, 5 and/or 6 of this Agreement (separately or jointly) by providing written notice of such termination to Borrower. Any such notice(s) may be provided by facsimile or email and shall be effective upon receipt by Borrower.

          (c)  The validity of any action taken under any section of this Agreement prior to the termination (if any) of such section shall not be affected by the termination of such section.

        Section 12.    Acknowledgment of Debt.    As of the date hereof, (a) the aggregate outstanding principal amount of (i) Construction Loans is $1,024,552,000.07, (ii) Working Capital Loans is $0, (iii) Project LC Loans is $0 and (iv) DSR LC Loans is $0, and (b) the aggregate undrawn face amount of (i) Project Letters of Credit is $4,895,000.00 and (ii) DSR Letters of Credit is $0. Interest and fees have accrued thereon as provided in the Credit Agreement. As of and on the date hereof, the obligation of the Borrower and the other Credit Parties to repay the Loans and the other Obligations, together with all interest and fees accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

        Section 13.    Entire Agreement.    This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof. This Agreement may only be amended or modified by an instrument in writing signed by Borrower, Administrative Agent, Depositary Agent and Banks and Lender Group Agents representing the Majority Banks or as otherwise set forth herein and as permitted by the Credit Documents.

        Section 14.    Credit Document.    This Agreement constitutes a "Credit Document" as defined in the Credit Agreement.

        Section 15.    Counterparts.    This Agreement may be executed in one or more counterparts which together shall constitute a single binding agreement. Signature pages to this Agreement may be provided by facsimile transmission.

SIGNATURE PAGES OMITTED

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  Exhibit 10.12